SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 29, 2004

Husker Ag, LLC

(Exact name of Registrant as specified in its charter)

Nebraska	333-60580	47-0836953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
54048 Highway 20 P.O. Box 10 Plainview, Nebraska		68769
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (402) 582-4446

Item 1. Changes in Control of Registrant.

Not Applicable.

Item 2. Acquisition or Disposition of Assets.

Not Applicable.

Item 3. Bankruptcy or Receivership

Not Applicable.

Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5. Other Events.

Statement Made to Public Hearing of Nebraska Legislature Revenue Committee

        Attached as Exhibit 99.1 is a written statement presented by Gary Kuester, Chairman and President of Husker Ag, LLC (“Husker Ag” or the “Company”) on January 29, 2004, at a public hearing of the Nebraska Legislature Revenue Committee held regarding proposed legislation currently before the Nebraska Unicameral.

Nebraska Attorney General Opinion

        On February 6, 2004, the Nebraska Attorney General issued an opinion concerning certain proposed legislation (LB 479, as amended by AM0852) before the Nebraska Unicameral, in which the Attorney General concluded that because LB 479 alters the definition of a “new ethanol production facility” eligible for ethanol tax credits under the Nebraska Ethanol Development Act (the “Act”), and attempts to retroactively change vested rights of producers that have entered into agreements with the State of Nebraska, it “likely created an unconstitutional impairment of contracts” between the State of Nebraska and producers that have been executed under existing law. The opinion further states that “[T]he statute authorizing execution of these agreements specifically binds the State to provide such [ethanol tax] credits under the law in effect at the time of execution of the agreements.”

        Husker Ag has entered into an Ethanol Production Credit Agreement with the State of Nebraska (the “EPC Agreement”) for the provision of ethanol tax credits as provided by the statutory provisions of the Act in effect on the date of the EPC Agreement (September 5, 2001). Under the EPC Agreement, Husker Ag is to be paid tax credits equal to 18¢ per gallon of ethanol, up to 15,625,000 gallons of ethanol produced in one year (up to $2,812,500 annually), and subject to a maximum payment of tax credits based on production of 125 million gallons over a consecutive 96 month period. In the opinion of Husker Ag, the Attorney General opinion provides support for Husker Ag’s position described in Mr. Kuester’s written statement that it is important that the State of Nebraska continue to meet its obligations in accordance with the terms of the EPC Agreement. The text of the entire Attorney General Opinion (Opinion 04005, dated February 6, 2004) is available on-line at the Nebraska Attorney General website, www.ago.state.ne.us.

Item 6. Resignation of Registrant’s Directors.

Not Applicable.

Item 7. Financial Statements and Exhibits

(c) Exhibits

      Exhibit 99.1 Written Statement presented by Gary Kuester, Chairman and President of Husker Ag LLC, to members of Nebraska State Legislature Revenue Committee.

Item 8. Change in Fiscal Year

Not Applicable.

Item 9. Regulation FD Disclosure

Not Applicable.

Item 10. Amendment to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

Not Applicable.

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

Not Applicable.

Item 12. Results of Operations and Financial Conditions

Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUSKER AG, LLC

Date: February 12, 2004	By:	/s/ Gary Kuester
Gary Kuester, Chairman of the Board and President